UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2012

ZELTIQ Aesthetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35318	27-0119051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4698 Willow Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 474-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 31, 2012, ZELTIQ Aesthetics, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2012. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02 and the related Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information in this Item 2.02 and the related Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2012, Joshua Brumm, Chief Financial Officer of ZELTIQ Aesthetics, Inc., informed ZELTIQ Aesthetics that he is resigning as Chief Financial Officer effective August 8, 2012.

On July 30, 2012, the Board of Directors of ZELTIQ Aesthetics appointed Mark J. Foley, interim President and Chief Executive Officer of ZELTIQ Aesthetics, to act as interim Chief Financial Officer of ZELTIQ Aesthetics, effective August 9, 2012, and until a replacement can be found for Mr. Brumm.

Mr. Foley, age 46, has served on the Company’s Board of Directors since 2009 and previously served as Executive Chairman of the Board of Directors of the Company from July 2009 to May 2010. In this role, Mr. Foley had close interaction with all of the different functional areas and participated in decisions regarding the strategic direction of the Company. Mr. Foley currently serves as the interim President and Chief Executive Officer of ZELTIQ Aesthetics, and as a Managing Director of RWI Ventures. While at RWI Ventures, he has led investments in and served on the boards of companies such as BaroSense, Sonitus, and Voyage Medical. Additionally, Mr. Foley serves as Executive Chairman for Onpharma. Prior to joining RWI Ventures in May 2004, Mr. Foley spent 17 years in senior operating roles in both large and start-up medical device companies, most recently founding and serving as Chief Executive Officer of Ventrica, Inc., which was acquired by Medtronic in 2004. Before Ventrica, Inc., Mr. Foley worked for several leading medical device companies, including Perclose (acquired by Abbott), Guidant, DVI (acquired by Eli Lilly), and U.S. Surgical (acquired by Tyco). Mr. Foley received his B.A. from the University of Notre Dame.

ZELTIQ Aesthetics did not enter into any additional compensation arrangements with Mr. Foley in connection with his appointment as interim Chief Financial Officer of ZELTIQ Aesthetics.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release issued on July 31, 2012, announcing financial results of ZELTIQ Aesthetics, Inc. for the quarter ended June 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZELTIQ AESTHETICS, INC.

Dated: July 31, 2012	By:	/s/ Sergio Garcia
Sergio Garcia
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on July 31, 2012, announcing financial results of ZELTIQ Aesthetics, Inc. for the quarter ended June 30, 2012.